U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: May 18, 2005



                              ZKID NETWORK COMPANY
                              --------------------
             (Exact Name of registrant as specified in its Charter)




       Nevada                      0-29981                     91-2027724
----------------------       -------------------           -----------------
State of Incorporation       Commission File No.           I.R.S. Employer
                                                           Identification No.

666 Dundee Road #705, Northbrook,  Il                           60062
-----------------------------------------                     ----------
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number,(   847   )     509      -    4200
                               ---------  -----------    -----------



                     (Registrant's former name and address)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b)) [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 9.01     Financial Statements and Exhibits

         (c) Index to Exhibits.


         Exhibit Number                  Description
         (16) Letter from DiRocco & Company pursuant to Item 304(a)(3) of Regulation S-B


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      ZKID NETWORK COMPANY
Dated: June 13, 2005


                                                      /s/Donald Weisberg
                                                      -------------------
                                                      By: Donald Weisberg
                                                      Title: President